Great Lakes Bancorp, Inc.

Strategies for Future Success

Investor Presentation

February 28, 2007

Strategies for Future Success

1: Aggressively grow loan portfolios.

2: Reduce residential mortgage loan concentration.

3: Focus on Western New York for loan growth.

4: Maintain credit quality.

5: Complete branch network in 2007.

6: Increase sources of low-cost funding.

7: Grow and diversify noninterest income.

8: Aggressively manage operating costs.

SAFE HARBOR STATEMENT

Strategy 1: Aggressively grow loan portfolios.

Total Loans

(Average balances, dollars in millions)

Results: Three-year CAGR 37%


$180
$263
$353
$464
2003
2004
2005
2006
+46%
+34%
+31%

Strategy 1: Aggressively grow loan portfolios (continued)

Commercial Real Estate Loans

(Average balances, dollars in millions)

Results: Three-year CAGR 71%



$16
$25
$42
$79
2003
2004
2005
2006
+60%
+67%
+88%

Strategy 1: Aggressively grow loan portfolios (continued)

Commercial and Industrial Loans

(Average balances, dollars in millions)

Results: Three-year CAGR 82%



$8
$14
$23
$48
2003
2004
2005
2006
+72%
+68%
+107%

Strategy 1: Aggressively grow loan portfolios (continued)

Home Equity, Automobile and Other Consumer Loans

(Average balances, dollars in millions)

Results: Three-year CAGR 79%



$16
$34
$72
$94
2003
2004
2005
2006
+109%
+111%
+31%

Strategy 1: Aggressively grow loan portfolios (continued)

Residential Mortgage Loans

(Average balances, dollars in millions)

Results: Three-year CAGR 20%


$140
$190
$216
$243
2003
2004
2005
2006
+35%
+14%
+12%

Strategy 2: Reduce residential mortgage loan concentration.


Loan Portfolio Composition
(Average balances, dollars in millions)
2004
C&I 5%
CRE 10%
Other Consumer 13%
Residential Mortgage 72%
$263
2005
C&I 7%
CRE 12%
Other Consumer 20%
Residential Mortgage 61%
$353
2006
C&I 11%
CRE 17%
Other Consumer 20%
Residential Mortgage 52%
$464

Strategy 3: Focus on Western New York for loan growth.

Total Loans

(End-of-year balances, dollars in millions)

		2006
Western New York	$	432
Remainder of New York State		31
Florida		8
Other States		40
	$	511

- Significant growth opportunity exists in Western New York relating to under-served commercial middle markets and consumer markets.
- Loan participations in and out of market will be pursued on a highly-selective basis.

Note: Geography of loan is determined by location of primary collateral.

Strategy 4: Maintain credit quality.

Year-end Credit Quality Data

(dollars in thousands)

		2004	2005	2006
Non-performing loans	$	648	1,287	3,548 [1]
Non-performing loans to total loans		0.22%	0.31%	0.69%
Non-performing assets	$	704	1,413	3,639
Allowance for loan losses	$	2,097	2,910	3,781
Allowance for loan losses to total loans		0.72%	0.71%	0.73%
Loan loss provisions recorded during year	$	301	934	1,030

(1) Increase pertains to two real estate construction loans in Western New York. Both loans are well-secured by the projects and personal gaurantees. One project has experienced construction delays, the other slow sale of lots.

Strategy 5: Complete branch network in 2007.

2007 Projected Branch Openings

Lockport	-	April
Orchard Park	-	May
Dunkirk	-	August (replacement branch)
Cheektowaga	-	September

	2003	2004	2005	2006	2007
Number of branches at year-end	6	7	10	14	17

Strategy 6: Increase sources of low-cost funding.

Noninterest-bearing Business Checking Accounts

*(Average balances,
dollars in millions)*

Results: Three-year CAGR 48%


$9
$14
$20
$29
2003
2004
2005
2006
+56%
+43%
+45%

Strategy 6: Increase sources of low-cost funding (continued).

Interest-bearing Checking Accounts

(Average balances, dollars in millions)

Results: Three-year CAGR 52%



$12
$21
$48
$42
2003
2004
2005
2006
+75%
+129%
-13%

Strategy 7: Grow and diversify noninterest income.

(dollars in thousands)

		2004		2005		2006
Service charges on deposit accounts	$	370		433		654
Other fees and service charges		209		317		535
BOLI income		66		471		469
Loan fee income		61		85		338
Other income		15		65		190
	$	721	(1)	1,371	(2)	2,186
				+90%		+59%

(1) Excludes gains on sale of investment securities and loans of $1,051.
(2) Excludes losses on sale of investment securities and loans of $3,253.

Strategy 8: Aggressively manage operating costs.

(dollars in thousands)

	2004	2005	2006
Salaries and benefits	$ 5,053	7,419	10,687
Occupancy, equipment and furnishings	1,243	2,030	2,472
Data processing and operations	683	789	962
Advertising	473	492	705
Professional services	259	363	726
Printing, postage and supplies	342	376	441
Other operating expenses	1,046	1,551	2,122
	$ 9,099	13,020	18,115
		+43%	+39%